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                                   Morgan & Company
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                                   Chartered Accountants
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                                   P.O. Box 10007, Pacific Centre
                                   Suite 1730 - 700 West Georgia Street
                                   Vancouver, B.C. V7Y 1A1
                                   Telephone (604) 687-5841
                                   Fax (604) 687-0075
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               INDEPENDENT AUDITORS' CONSENT




We consent to the use in the Registration Statement of Coyote
Ventures Corp. on Form SB-2 of our Auditors' Report, dated
October 4, 2000, on the balance sheet of Coyote Ventures Corp. as of August 31, 2000, and the statements of loss and deficit, cash flows, and stockholders' equity for the period then ended.

In addition, we consent to the reference to us under the heading
"Experts" in such Registration Statement.




Vancouver, Canada

November 30, 2000                      /s/ Morgan & Company
                                       Chartered Accountants